Convertible redeemable preferred shares	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Convertible redeemable preferred shares
14.	Convertible redeemable preferred shares
Prior to the Company’s IPO in October, 2018, the Company issued series rounds of convertible redeemable preferred shares (the “Preferred Shares”). Each Preferred Shares was convertible, at the option of the holder and certain automatic conversion events (e.g. the Company’s IPO), into one Class A ordinary shares of the Company, subject to certain customary anti-dilutive adjustments. Prior to their conversion, the Preferred Shares were entitled to certain privileges over ordinary shares with respect to conversion, redemption, dividends and liquidation.
The Company determined that host contract of the Preferred Shares was more akin to a debt host. The Company had also assessed each of the embedded features in the Preferred Shares and determined none of the embedded features needed to be bifurcated from the debt host.

For each period before the conversion of the Preferred Shares,
t
he Company recorded accretions on the Preferred Shares to the respective redemption value by using the effective interest rate method from the issuance dates to the earliest redemption dates as set forth in the original issuance. The accretion was recorded against retained earnings, or in the absence of retained earnings, by charges against additional paid-in-capital,
or in the absence of additional
paid-in-capital,
by charges to accumulated deficit. The accretion of the Preferred Shares for the year ended December 31, 2018 was
RMB
28,017 (US

$ 4,075)

and was recorded against additional paid-in-capital.
On October 1, 2018, immediately prior to the completion of the Company’s IPO, all 22,367,696
shares of Preferred Shares were converted to Class A ordinary shares.